UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	333-203510	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Merchant Square

London W2 1AY

United Kingdom

(Address of Principal Executive Offices)

+44 800 975 8080

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 19, 2015, pursuant to the Transaction Agreement, dated as of March 23, 2015 (the “Transaction Agreement”), by and among LivaNova PLC (the “Company” or “LivaNova”), Sorin S.p.A. (“Sorin”), Cyberonics, Inc. (“Cyberonics”) and Cypher Merger Sub, Inc. (“Merger Sub”), (a) Sorin merged with and into the Company, with the Company continuing as the surviving company (the “Sorin Merger”) and (b) following the consummation of the Sorin Merger, Merger Sub merged with and into Cyberonics, with Cyberonics continuing as the surviving company and as a wholly owned subsidiary of the Company (the “Cyberonics Merger” and, together with the Sorin Merger, the “Mergers”).

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Mergers, LivaNova entered into the following agreements:

Amended and Restated Finance Contract

On October 19, 2015 (the “Closing Date”) and pursuant to an Amendment and Restatement Agreement (the “Amendment Agreement”), by and among the Company, Sorin, certain of Sorin’s subsidiaries and the European Investment Bank (the “EIB”), dated as of October 2, 2015, the Company, Sorin CRM S.A.S., Sorin Group Italia S.r.l., and the EIB entered into that certain Amended and Restated Finance Contract (the “Amended and Restated Finance Contract”). The Amended and Restated Finance Contract amends and restates Sorin’s existing €100 million term loan finance contract dated as of May 6, 2014.

The foregoing description of the Amendment Agreement and the Amended and Restated Finance Contract does not purport to be complete and is qualified in its entirety by reference to the full texts thereof filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Indemnification Agreements

Effective October 19, 2015, the Company entered into deeds of indemnity (the “Deeds of Indemnification”) with certain directors and officers of the Company. The Deeds of Indemnification provide indemnification to such directors and officers to the fullest extent permitted by the laws of England and Wales or the laws of any other jurisdiction and arising out of, or in connection with, the actual or purported exercise of, or failure to exercise, any of such person’s powers, duties or responsibilities as a director or officer of the Company or any of its subsidiaries. Further, pursuant to the Deeds of Indemnification, the Company agrees to advance expenses incurred in defense of these proceedings, on the terms and conditions set forth in the Deeds of Indemnification. The Deeds of Indemnification also provide procedures for requesting and obtaining indemnification and advancement of expenses.

The foregoing description of the Deeds of Indemnification is a general description only and is qualified in its entirety by reference to the form of the Deed of Indemnification (Directors) and the form of the Deed of Indemnification (Officers), which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The transaction involving the Mergers was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, Cyberonics, will become the historical financial statements of the Company. KPMG LLP (“KPMG”) was the independent auditor that audited Cyberonics’ financial statements for the fiscal years ended April 25, 2014 and April 24, 2015. In connection with the consummation of the Mergers, on October 19, 2015, the Audit & Compliance Committee (the “Audit Committee”) of the Company’s board of directors approved the engagement of PricewaterhouseCoopers S.p.A. (“PricewaterhouseCoopers”) as the Company’s independent registered public accountants to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal period beginning April 25, 2015 and ending on December 31, 2015, such engagement to be effective immediately. Accordingly, the Audit Committee of the Company’s board of directors will dismiss KPMG as the independent registered public accountants of Cyberonics upon completion by KPMG of its review, in accordance with auditing standards generally accepted in the United States of America, applicable to the interim financial information of Cyberonics to be included in the Transition Report on Form 10-Q to be filed by the Company with the Securities and Exchange Commission (the “SEC”) for the period beginning on April 25, 2015 and ending on October 19, 2015, as discussed in Item 5.03 below, and under the assumption that KPMG is able to perform such review, which is contingent upon completion by KPMG of its independence review of the Company (inclusive of Sorin).

For the fiscal years ended April 25, 2014 and April 24, 2015, no report by KPMG on the Cyberonics financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended April 25, 2014 and April 24, 2015 and the subsequent interim period through October 19, 2015, (i) there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on the financial statements for any such year, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the disclosures contained in this Item 4.01 and requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with those disclosures. A copy of such letter, dated October 19, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of a New Independent Registered Public Accounting Firm

As noted above in Item 4.01(a), on October 19, 2015, the Audit Committee of the Company’s board of directors determined that PricewaterhouseCoopers will serve as the independent registered public accounting firm for the Company for the fiscal period beginning April 25, 2015 and ending on December 31, 2015. During the fiscal years ended April 25, 2014 and April 24, 2015, and for the interim period through October 19, 2015, Cyberonics did not consult with PricewaterhouseCoopers in regard to Cyberonics’ financial statements, which were audited by KPMG, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Cyberonics’ financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the fiscal years ended April 25, 2014 and April 24, 2015, and for the interim period through October 19, 2015, no written report or oral advice was provided to Cyberonics by PricewaterhouseCoopers that was an important factor considered by Cyberonics in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

New Articles of Association

On the Closing Date, in connection with the consummation of the Mergers, the Company amended and restated its articles of association. The new articles of association of the Company are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Change in Fiscal Year

Prior to the Mergers, Cyberonics’ fiscal year ended on the last Friday in April of each year. The fiscal year of LivaNova, which became the successor issuer to Cyberonics on October 19, 2015, begins on January 1 and ends on December 31 of each year. LivaNova will file with the SEC a Transition Report on Form 10-Q for the period beginning on April 25, 2015 and ending on October 19, 2015 and a Transition Report on Form 10-K for the period beginning on April 25, 2015 and ending on December 31, 2015 in connection with such succession.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: October 19, 2015	By:	/s/ Brian Sheridan
	Name:	Brian Sheridan
	Title	Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Association of LivaNova PLC*

10.1	Amendment and Restatement Agreement, dated as of October 2, 2015, by and among LivaNova PLC, Sorin S.p.A., Sorin CRM S.A.S., Sorin Group Italia S.r.l. and the European Investment Bank*

10.2	Amended and Restated Finance Contract, dated as of October 19, 2015, by and among LivaNova PLC, Sorin CRM S.A.S., Sorin Group Italia S.r.l. and the European Investment Bank*

10.3	Form of Deed of Indemnification (Directors)*

10.4	Form of Deed of Indemnification (Officers)*

16.1	Letter from KPMG LLP to the U.S. Securities and Exchange Commission*

*	Filed herewith

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